GOING CONCERN	12 Months Ended
Dec. 31, 2014
GOING CONCERN [Abstract]
GOING CONCERN

NOTE 2 – GOING CONCERN

These financial statements have been prepared in accordance with United States generally accepted accounting principles, on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company was not in compliance with certain financial covenants we are required to maintain under our agreements with Heartland Bank as of December 31, 2014 (see Note 8). Any failure to comply with the financial covenants under the Heartland Bank agreements could result in the acceleration of all amounts due to Heartland Bank under the line of credit and term loan. Additionally, as shown in the accompanying consolidated financial statements during the year ended December 31, 2014, the Company incurred net losses of $2,395,053 and used $4,324,271 in cash for operating activities. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time. If necessary, the Company will pursue additional equity and/or debt financing while managing cash flows from operations in an effort to provide funds to meet its obligations on a timely basis and to support future operational growth.

The Company's existence is dependent upon management's ability to develop profitable operations and to obtain additional funding sources. There can be no assurance that the Company's financing efforts will result in profitable operations or the resolution of the Company's liquidity problems. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.